SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 24, 2004
                                                --------------------------------


                             SOUTHERN POWER COMPANY
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             (Exact name of registrant as specified in its charter)


         Delaware                  333-98553                58-2598670
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(State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)


  270 Peachtree Street, N.W., Atlanta, Georgia                   30303
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code    (404)506-5000
                                                  ------------------------------


                                      N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

         On November 24, 2004, Southern Power Company ("Southern Power") entered into a purchased power agreement with Progress Energy Florida ("PEF"). Under the agreement, Southern Power will provide PEF with 350 megawatts of capacity annually from Plant Franklin Unit 1 for the period from June 2010 through December 2015. The contract provides for fixed capacity payments and variable energy payments based on actual energy delivered. Additionally, PEF will make payments for firm gas transportation. This contract is contingent upon certain events, including approval of the Florida Public Service Commission. The final outcome of this matter cannot now be determined.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     December 1, 2004            SOUTHERN POWER COMPANY



                                      By /s/Wayne Boston
                                           Wayne Boston
                                        Assistant Secretary